THIS PURCHASE AGREEMENT BETWEEN:


ZANDARIA VENTURES LIMITED
Suite 600
535 Thurlow Street
Vancouver, BC  V6E 3C2

Attention:  Steve Cozine
------------------------

and


Richard Simpson
Suite 1201
1188 Quebec Street
Vancouver, BC  V6A 4B3



                   Re: SALE AND Acquisition of Mineral Claims,
                      SOUTHWESTERN BRITISH COLUMBIA, CANADA

The following terms and conditions are applicable for the sale of 3 mineral claims near Goldbridge, British Columbia, Canada by Richard Simpson (herein after referred to as "RS") to Zandaria Ventures Limited (herein after referred to as "ZVL"). Both RS and ZVL agree to the following:

a) RS will transfer title to three (3) mineral claims listed in Exhibit "A" and outlined in Exhibit "B" to ZVL within 60 days of this agreement. These claims are contiguous hard rock mineral claims covering 1106.331 hectares.

b) RS will provide to ZVL within 60 days of this agreement a geological report summarizing the mineral claims, particulars of recent sampling and geological investigation, copies of all records, a budget for further work and recommendations, and all other information and material relevant to a geological report requisite for filing with the regulatory bodies.

c) RS will ensure that the claims shall be maintained in good standing for up to 10 months from the date of agreement and can provide geological consulting services for the claims. All assessment costs will be borne by ZVL.

d) RS shall sell 100% (one hundred percent) interest in the claims to ZVL subject to a 2 1/2% Net Smelter Royalty (NSR) and a 7 1/2% Gross Rock Royalty (GRR) for a total of $20,000.00. 1 1/2% of the NSR can be acquired for $1.0 million within 12 months from commencement of commercial production. Advance royalties of $25,000 shall be paid annually commencing 36 months from date of signature of this agreement.

e) If ZVL fails to make the advance royalty payments on the 36 month anniversary of the signature of this agreement, as described in
         (d) above, then ZVL agrees to transfer ownership of the subject mining claims to RS within no less than a 10 day period.

ZVL shall:

i) Pay $2,500 to RS on or before April 15, 2005 and a further $17,500 on or before April 5, 2006.

ii) Provide the name and number of an individual or corporate Free Miner Certificate to transfer the claims into.

By signature witnessed below, the undersigned hereby acknowledge that they have read and understood and agree to the aforementioned terms.

Dated at Vancouver, British Columbia, Canada this 5th day of April, 2005.


/s/ Steven Cozine                                  /s/  Richard Simpson

-------------------------------                   -----------------------------
per Zandaria Ventures Limited                           Richard Simpson

Footnotes to Agreement

1) All dollar figures are denoted in the currency of the United States of America.

2) The total to be paid by ZVL to RS, his agents or appointed or third parties for the claims is $20,000 exclusive of assessment.

3) To maintain claims in British Columbia annual assessment work is required of $0.40 per hectare (CDN) in year 1-3 per claim, followed by $0.80 per hectare thereafter. There is a filing fee of $0.04/hectare.

4)       Attached are definitions of NSR and GRR.

Advance Royalty Payments means from time to time payments to the Optionor by the Optionee before Commencement of Commercial Production of Minerals.

Commencement of Commercial Production, with respect to Minerals or Rock, as the case may be, means:

(a) if a mill is located on the subject property, the last day of a period of forty (40) consecutive days in which, for not less than thirty (30) days, the mill processed Mineral or Rock from the Property at 60% of its rated capacity; or

(b) if no Mill is located on the Property, the last day of the first period of thirty (30) consecutive days during which Mineral or Rock has been shipped from the Property on a reasonably regular basis for the purpose of earning revenues; or

(c) with respect to Rock, following the 30th day of extraction for commercial use.

No period of time during which ore or concentrate is shipped from the Property for testing purposes or during which milling operations are undertaken as initial tune-up will be taken into account in determining the date of Commencement of Commercial Production.

Gross Rock Revenue means, for any period, the gross proceeds received by the Optionee in that period from the sale of Rock produced from the Property less any treatment, beneficiation or other changes or penalties deducted by the purchase to whom such Rock is shipped, less:

(a)               all  costs  of   the  Optionee   associated  with  such  sales
                  involving handling, weighing, sampling, determination of water content, insuring, packaging and transporting Rock;

(b) the costs of marketing, including rebates or allowances made or given; and

(c) any sales, severance, gross production, privilege or similar taxes (other than income taxes or mining taxes based on income).

Minerals means the ores or concentrates of minerals, as that term is defined in the Mineral Tenure Act (British Columbia), and the rock that is part of such ores and concentrates sold by the Optionee.

Net Smelter Return means, for any period the difference between:

(a)      the sum of:

(i) the gross proceeds received by the Optionee in that period from the sale of Minerals produced from the property to a party that is arm's length to the Optionee, or that would have been received by the Optionee if the purchase of the Minerals were at arm's length to the Optionee; and

(ii) in the case of the sale of Minerals that are ores that have not been processed in a Mill, the estimated cost that would have been incurred in crushing and beneficiating such Minerals in a Mill as agreed by the parties or otherwise determined by a competent mining or metallurgical engineer;

and

(b)      the sum of:

(i)      all amounts paid on account of Advance Royalty Payments;

(ii)     any insurance costs in connection with shipping such Minerals;

(iii)    any costs of transport;

(iv) all costs of the Optionee associated with such sales involving handling, weighing, sampling, determination of water content, insuring and packaging;

(v) the costs of marketing, adjusted for rebates or allowance made or given;

(vi) any sales, severance, gross production, privilege or similar taxes (other than income taxes or mining taxes based on income) assessed on or in connection with the Minerals or the value thereof; and

(vii) any treatment, beneficiation or other charges or penalties deducted by any smelter or refinery to which such Minerals are shipped that have not been previously deducted in the computation of gross proceeds.

Net Smelter Royalty means the percentage of Net Smelter Return from time to time payable to the Optionor after Commencement of Commercial Production from the sale of Minerals.

Rock means all substances that are mined from the Property and sold by the Optionee that are not Minerals.

Rock Royalty means the amount of royalty from time to time payable to the Optionor after Commencement of Commercial Production from the sale of Rock pursuant to Section 11.06.

                                   Exhibit A:

                                 Mineral Claims

          MINERAL TITLES ONLINE VIEWER

           Tenure Detail

            Tenure Number ID            510121 View Tenure
            Termination Type
            Title Type                  MCX
            Tenure Sub Type             C
            Tenure Type                 M
            Mining Division
            Good To Date                2006/APR/03
            Issue Date                  2005/APR/03
            Termination Comments
            Termination Date
            Tag Number
            Claim Name                  CHIP 1
            Old Tenure Code
            Area In Hectares            491.787

            Map Numbers:
                    092J
                    ----

            Owners:
                   124748 RICHARD STUART SIMPSON 100.0%
                   ------

            Agents:
                   124748 RICHARD STUART SIMPSON CEXT (4025034)
                   ------
                                       8

          MINERAL TITLES ONLINE VIEWER

           Tenure Detail

            Tenure Number ID            510122 View Tenure
            Termination Type
            Title Type                  MCX
            Tenure Sub Type             C
            Tenure Type                 M
            Mining Division
            Good To Date                2006/APR/03
            Issue Date                  2005/APR/03
            Termination Comments
            Termination Date
            Tag Number
            Claim Name                  CHIP 2
            Old Tenure Code
            Area In Hectares            307.271


            Map Numbers:
                    092J
                    ----

            0wners:
                   124748 RICHARD STUART SIMPSON 100.00%
                   ------

            Agents:
                   124748 RICHARD STUART SIMPSON  CEXT (4025035)
                   ------

          MINERAL TITLES ONLINE VIEWER

           Tenure Detail

            Tenure Number ID            510126 View Tenure
            Termination Type
            Title Type                  MCX
            Tenure Sub Type             C
            Tenure Type                 M
            Mining Division
            Good To Date                2006/APR/03
            Issue Date                  2005/APR/03
            Termination Comments
            Termination Date
            Tag Number
            Claim Name                  CHIP 3
            Old Tenure Code
            Area In Hectares            307.273


            Map Numbers:
                    092J
                    ----

            0wners:
                   124748 RICHARD STUART SIMPSON 100.00%
                   ------

            Agents:
                   124748 RICHARD STUART SIMPSON  CEXT (4025039)
                   ------

                                   EXHIBIT B:

                                   Claim Map


See Attached PDF File